UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: March 26, 2019

WESTLAKE CHEMICAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36567	32-0436529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Post Oak Boulevard, Suite 600

Houston, Texas 77056

(Address of principal executive offices)

Registrant’s telephone number, including area code (713) 585-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K of Westlake Chemical Partners LP, originally filed with the Securities and Exchange Commission on March 27, 2019 (the “Original Filing”). The purpose of this amendment is to correct a clerical error in the amount of the net proceeds expected to be received by the Partnership in the Private Placement (each as defined below) reported in the Original Filing and this amendment does not modify, amend, or update in any way any other item or disclosure in the Original Filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 26, 2019, Westlake Chemicals Partner LP (the “Partnership”) agreed to purchase an additional 4.50% limited partner interest in Westlake Chemical OpCo LP (“OpCo”) on a fully diluted basis for approximately $201.4 million, which will result in the Partnership owning an approximately 22.8% limited partner interest in OpCo on a fully diluted basis (such transaction, the “OpCo Equity Purchase”), pursuant to an Equity Purchase Agreement (the “Equity Purchase Agreement”) by and among the Partnership, OpCo and WPT LLC, which is a subsidiary of Westlake Chemical Corporation (“Westlake”). The Partnership expects to fund the consideration for the OpCo Equity Purchase with the proceeds from the Private Placement (as described in Item 3.02 of this Current Report on Form 8-K) and borrowings under its senior unsecured revolving credit agreement with Westlake Chemical Finance Corporation, an affiliate of Westlake (the “MLP Revolver”). OpCo intends to use the proceeds from the OpCo Equity Purchase to repay borrowings under its intercompany debt agreements with Westlake.

Each of the Partnership, OpCo, Westlake Chemical Partners GP LLC, which is the general partner of the Partnership (the “General Partner”), WPT LLC and Westlake Chemical Finance Corporation is a direct or indirect subsidiary of Westlake. As a result, certain individuals, including certain officers and directors of Westlake and the General Partner, serve as officers and/or directors of more than one of such other entities. In particular, Messrs. James Chao and Albert Chao serve as officers and directors of Westlake and the General Partner as well as certain of the other entities.

As more fully described in the “Certain Relationships and Related Transactions, and Director Independence” section of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2018, which is incorporated herein by reference, Westlake owns and controls the General Partner and owns through its wholly-owned subsidiaries 14,122,230 common units representing limited partner interests in the Partnership (“Common Units”) and the Partnership’s incentive distribution rights. In addition, the General Partner owns a non-economic general partner interest in the Partnership.

The terms of the OpCo Equity Purchase and the Affiliated Entity’s (as defined in Item 3.02 of this Current Report on Form 8-K) participation in the Private Placement were approved by the conflicts committee (the “Conflicts Committee”) of the board of directors (the “Board”) of the General Partner. The Conflicts Committee, which consists entirely of independent directors, engaged an independent financial advisor and independent legal counsel in its review of such transactions.

A full description of the MLP Revolver can be found in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2018 under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources,” which is incorporated herein by reference.

Item 3.02.	Sale of Unregistered Units.

On March 26, 2019, the Partnership agreed to issue and sell an aggregate of 2,940,818 Common Units in a private placement (the “Private Placement”) exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The purchasers in the Private Placement consist of certain unrelated institutional investors and an entity for the benefit of certain family members (the “Affiliated Entity” and, together with the unaffiliated institutional investors, the “Investors”) of Messrs. Albert Chao and James Chao, each of whom serves on the Board. The Common Units will be sold to the Investors in the Private Placement at $21.40 per Common Unit and are expected to result in net proceeds to the Partnership of approximately $62.5 million. The description in Item 2.01 of this Current Report on Form 8-K with respect to the Conflict Committee’s approval of the Affiliated Entity’s participation in the Private Placement is incorporated herein by reference.

The Partnership also agreed to enter into a Registration Rights Agreement with the Investors in connection with the closing of the Private Placement, pursuant to which, among other things, the Partnership will give the Investors certain rights to require the Partnership to file and maintain a registration statement with respect to the resale of the Common Units purchased in the Private Placement.

Item 7.01.	Regulation FD Disclosure.

On March 27, 2019, the Partnership issued a press release announcing the OpCo Equity Purchase and the Private Placement. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing by the Partnership under the Securities Act or the Exchange Act unless specifically identified as being incorporated therein.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Document

2.1	Equity Purchase Agreement by and among Westlake Chemical Partners LP, Westlake Chemical OpCo LP and WPT LLC, dated as of March 26, 2019 (incorporated by reference to Exhibit 2.1 to Westlake Chemical Partner LP’s Current Report on Form 8-K, filed on March 27, 2019, File No. 001-36567).

99.1	Press release, dated March 27, 2019, issued by Westlake Chemical Partners LP (incorporated by reference to Exhibit 99.1 to Westlake Chemical Partner LP’s Current Report on Form 8-K, filed on March 27, 2019, File No. 001-36567).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2019

WESTLAKE CHEMICAL PARTNERS LP

By:	Westlake Chemical Partners GP LLC, its general partner

By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer

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